Exhibit 99.1
PRESS RELEASE
_____________________________________________________________________________
Masonite International Corporation Completes Acquisition of Endura Products
Acquisition to accelerate the Masonite Doors That Do MoreTM strategy by unlocking the value of fully integrated door solutions
Tampa, FL, January 3, 2023 — Masonite International Corporation ("Masonite" or "the Company) (NYSE: DOOR) today announced the completion of its acquisition of Endura Products ("Endura").
“We are excited to complete the acquisition of Endura and add their high-performance door frames and door system components to our product portfolio,” said Howard Heckes, President and CEO, Masonite. “The combination of our two companies is a natural fit, and we are eager to leverage the combined organization to develop innovative new door solutions that accelerate our Doors That Do MoreTM strategy and maximize our growth potential. We are thrilled to welcome the Endura team to the Masonite family.”
The acquisition purchase price was funded using proceeds from the Company's recently announced $250 million senior secured term loan as well as a combination of borrowings on its asset-based revolving credit facility and cash on hand.
Wachtell, Lipton, Rosen & Katz is serving as legal counsel for Masonite in connection with the transaction and Simpson Thacher & Bartlett LLP is serving as financing counsel for Masonite.
About Masonite
Masonite International Corporation is a leading global designer, manufacturer, marketer and distributor of interior and exterior doors and door systems for the new construction and repair, renovation and remodeling sectors of the residential and non-residential building construction markets. Since 1925, Masonite has provided its customers with innovative products and superior service at compelling values. Masonite currently serves more than 7,000 customers globally. Additional information about Masonite can be found at www.masonite.com.
Forward-looking Statements
This press release contains "forward-looking statements" within the meaning of the federal securities laws, including our discussion of the completed acquisition of Endura, including our ability to successfully integrate Endura’s business and achieve the expected synergies, and statements relating to our economic performance and financial condition, including, in particular, statements relating to our business and growth strategy and product development efforts and ability to achieve the revenues, cost savings, synergies and other anticipated benefits associated with the transaction. When used in this press release, such forward-looking statements may be identified by the use of such words as “may,” “might,” “could,” “will,” “would,” “should,” “expect,” “believes,” “outlook,” “predict,” “forecast,” “objective,” “remain,” “anticipate,” “estimate,” “potential,” “continue,” “plan,” “project,” “targeting,” or the negative of these terms or other similar terminology.
Forward-looking statements involve significant known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Masonite, or industry results, to be materially different from any future plans, goals, targets, objectives,
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results, performance or achievements expressed or implied by such forward-looking statements. As a result, such forward-looking statements should not be read as guarantees of future performance or results, should not be unduly relied upon, and will not necessarily be accurate indications of whether or not such results will be achieved. Factors that could cause actual results to differ materially from the results discussed in the forward-looking statements include, but are not limited to, downward trends in our end markets and in economic conditions; reduced levels of residential new construction; residential repair, renovation and remodeling; and non-residential building construction activity due to increases in mortgage rates, changes in mortgage interest deductions and related tax changes and reduced availability of financing; competition; the continued success of, and our ability to maintain relationships with, certain key customers in light of customer concentration and consolidation; our ability to accurately anticipate demand for our products; impacts on our business including seasonality, weather and climate change; scale and scope of the ongoing coronavirus ("COVID-19") pandemic and its impact on our operations, customer demand and supply chain; inflation, including increases in prices of raw materials and fuel; tariffs and evolving trade policy and friction between the United States and other countries, including China, and the impact of anti-dumping and countervailing duties; increases in labor costs, the availability of labor, or labor relations (i.e., disruptions, strikes or work stoppages); our ability to manage our operations including potential disruptions, manufacturing realignments (including related restructuring charges) and customer credit risk; product liability claims and product recalls; our ability to generate sufficient cash flows to fund our capital expenditure requirements, to meet our pension obligations and to meet our debt service obligations, including our obligations under our senior notes and our asset-based revolving credit facility ("ABL Facility"); limitations on operating our business as a result of covenant restrictions under our existing and future indebtedness, including our senior notes and ABL Facility; fluctuating foreign exchange and interest rates; our ability to replace our expiring patents and to innovate, keep pace with technological developments and successfully consummate and integrate acquisitions; the continuous operation of our information technology and enterprise resource planning systems and management of potential cyber security threats and attacks; political, economic and other risks that arise from operating a multinational business; uncertainty relating to the United Kingdom's exit from the European Union; retention of key management personnel; and environmental and other government regulations, including the United States Foreign Corrupt Practices Act ("FCPA"), and any changes in such regulations. For a more detailed discussion of these factors, see the information under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Forward Looking Statements” in our most recent annual report on Form 10-K filed with the SEC on February 24, 2022, in each case as updated by our subsequent filings with the SEC. Masonite undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.
Richard Leland
VP, FINANCE AND TREASURER
rleland@masonite.com
813.739.1808

Marcus Devlin
DIRECTOR, INVESTOR RELATIONS
mdevlin@masonite.com
813.371.5839

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